Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Strive U.S. Energy ETF (DRLL)
(the “Fund”)
(a series of EA Series Trust)

Listed on New York Stock Exchange

March 26, 2024

Supplement to the Fund’s Summary Prospectus, dated November 30, 2023 (as amended January 9, 2024)
and to the Fund’s Prospectus and Statement of Additional Information (“SAI”),
dated November 30, 2023 (as previously supplemented)

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus, and SAI, be retained for future reference, and is in addition to any existing Fund Supplement(s).
The following changes will take effect for the Fund on or about April 11, 2024.
The Fund’s Index will change from the Solactive United States Energy Regulated Capped Index to the Bloomberg US Energy Select Index. In connection with this change, all references to the Fund’s Index are changed to the Bloomberg US Energy Select Index.
The first six paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” shall be deleted and replaced with the following:
The Fund seeks to track the investment results of the Bloomberg US Energy Select Index (the “Index”), which measures the performance of U.S. oil and gas producers. The Index is designed by Bloomberg Index Services Limited (the “Index Provider”) and consists of U.S. equity securities.
To be eligible for inclusion in the Index, a security must (i) be a member of the Bloomberg US 1500 Index (a free-float market-capitalization-weighted index of the 1500 most highly capitalized U.S. companies); and (ii) belong to the integrated oils, exploration & production, or refining & marketing sub-industries according to the Bloomberg Industry Classification System.
The Index is a free float-adjusted capitalization-weighted (i.e., market capitalization based on the number of shares available to the public) index. Constituents’ weights are capped such that no constituent’s weight exceeds 22.5% and the cumulative weight of all constituents with weight greater than 4.5% does not exceed 45%. Any excess weight from capping is distributed proportionally to all the remaining uncapped constituents until the weighting conditions are satisfied. The weight of one or more securities in the Index may exceed these limits due to fluctuations in market value, corporate actions, or other events that change the Index composition between rebalance and reconstitution dates.
The Index was established in 2024 and is owned and maintained by the Index Provider.
The Index includes large- and mid-capitalization companies. As of March 14, 2024, the range of market capitalizations of issuers included in the Index was $2.2 billion to $441.3 billion. The average market cap of the Index was $38.3 billion. The range of market capitalizations of issuers included in the Index and the average market cap of the Index are both subject to change.
Substantially all of the Index is expected to be represented by securities of companies in the energy industry or sector. Such companies generally include companies engaged in the exploration, production, refinement, and marketing of oil and gas, including integrated oil companies which engage in a combination of these activities across the value chain. The components of the Index are likely to change over time. The Index is calculated as a total return index in U.S. dollars. The Index is normally reconstituted semi-annually in March and September and rebalanced quarterly in March, June, September, and December.

Please retain this Supplement for future reference.